Execution Copy

AMENDMENT AGREEMENT

DATED 20 April 2022
Between
COÖPERATIEVE RABOBANK U.A. TRADING AS RABOBANK LONDON
and
COÖPERATIEVE RABOBANK U.A.
and
NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.
and
COOPERAGE RECEIVABLES FINANCE B.V.
and
STICHTING COOPERAGE RECEIVABLES FINANCE HOLDING
and
GREIF SERVICES BELGIUM BV
and
GREIF, INC.
and
THE ORIGINATORS AS DESCRIBED HEREIN
and
TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V.

Amendment 14 – Rating Trigger Removal April 2022

THIS AGREEMENT IS MADE BETWEEN:
(1)COÖPERATIEVE RABOBANK U.A. TRADING AS RABOBANK LONDON a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid) incorporated under the laws of The Netherlands, having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands and its registered office at Croeselaan 18, 3521 CB Utrecht, The Netherlands acting through its office at Thames Court, One Queenhithe, London, EC4V 3RL, the United Kingdom, acting in its capacity as liquidity facility provider (the Liquidity Facility Provider);
(2)COÖPERATIEVE RABOBANK U.A., a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid) incorporated under the laws of The Netherlands, having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands and its registered office at Croeselaan 18, 3521 CB Utrecht, The Netherlands acting in its capacity as facility agent, Main SPV account bank, funding administrator, Main SPV administrator and Italian intermediary (the Facility Agent, Main SPV Account Bank, Funding Administrator, Main SPV Administrator and the Italian Intermediary);
(3)NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., a private company with limited liability, (besloten vennootschap met berperkte aansprakelijkheid) having its corporate seat in Amsterdam, the Netherlands, and having its registered office at Basisweg 10, 1043 AP Amsterdam, The Netherlands acting as lender (the Lender);
(4)COOPERAGE RECEIVABLES FINANCE B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165, 1043 BW Amsterdam, The Netherlands acting as main SPV (the Main SPV);
(5)STICHTING COOPERAGE RECEIVABLES FINANCE HOLDING, a foundation (stichting) established under the laws of The Netherlands having its statutory seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165 Telestone 8, 1043 BW Amsterdam, The Netherlands as shareholder (the Shareholder);
(6)GREIF SERVICES BELGIUM BV (formerly named Greif Coordination Center BVBA), a company incorporated under Belgian law, registered with the register of legal entities (RPM/RPR) under the number 0438.202.052, Commercial Court of Antwerp (division Antwerp), Belgium, whose registered office is at Beukenlei 24, 2960 Brecht, Belgium acting in its capacity as subordinated lender, onward seller, originator agent and servicer (Greif CC, Subordinated Lender, Belgian Intermediary, Originator Agent and the Master Servicer);
(7)GREIF, INC., a corporation incorporated under the laws of the state of Delaware whose registered office is 425 Winter Road, Delaware, Ohio 43015, United States of America acting as performance indemnity provider (the Performance Indemnity Provider);
(8)The entities set out in Schedule 1 (the Originators); and
(9)TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165 Telestone 8, 1043 BW Amsterdam, The Netherlands in its capacity as Main SPV's Director and Shareholder's Director.

The entities mentioned in, or referred to above under items (1) to (9) are each a Party and together the Parties.
BACKGROUND
(A)The Parties have entered into a Master Definitions Agreement dated 27 April 2012, as last amended on 27 July 2021 (the Master Definitions Agreement) and into various other Transaction Documents in connection with a trade receivables securitisation programme (the Programme). Capitalised terms used in this Agreement, unless otherwise defined herein, shall have the meanings provided in Clause 1.1 (Interpretation).
(B)The Parties now intend to make the amendments as set out herein on the 2022 Effective Date.
IT IS AGREED as follows:
1.INTERPRETATION
1.1Words and expressions used in this Agreement, including the recitals hereto, shall have the meanings and constructions ascribed to them as set out in the Master Definitions Agreement.
1.2The Common Terms set out in the Master Definitions Agreement apply to this Agreement and shall be binding on the parties to this Agreement as if set out in full herein, save where the Common Terms conflict with the provisions of this Agreement, in which case the provisions of this Agreement shall prevail.
1.3The expression Agreement shall herein mean this Agreement including the Schedules hereto.
1.4This Agreement expresses and describes Dutch legal concepts in English and not in their original Dutch terms. Consequently, this Agreement is concluded on the express condition that all words, terms and expressions used herein shall be construed and interpreted in accordance with Dutch law.
1.5For the avoidance of doubt the amendments contemplated by this Agreement shall not have retrospective effect.
2. 2022 EFFECTIVE DATE
This Agreement shall become effective as of 25 April 2022 (the 2022 Effective Date).
3.AMENDMENTS
1.1The Parties agree that with effect from the 2022 Effective Date, the definition of Rating Downgrade Event shall no longer apply to the transaction contemplated by the Transaction Documents and, to that effect, the definition of Rating Downgrade Event in the Master Definitions Agreement is amended to read:
Rating Downgrade Event: Not Applicable.
1.2Each of the Facility Agent, the Italian Intermediary and Greif CC in its capacity as the Originators' Agent, the Master Servicer and the Belgian Intermediary designate this Agreement as a Transaction Document.

4.REPRESENTATIONS, WARRANTIES, COVENANTS AND UNDERTAKINGS
1.1On the 2022 Effective Date, each of the Main SPV and each Greif Transaction Party which is a party to this Agreement shall hereby reaffirm all covenants, representations and warranties made by such Party in each of the Transaction Documents and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the 2022 Effective Date.
1.2Each of the Parties hereby represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
5.EFFECTIVENESS AND CONTINUITY
1.1All other provisions of the Transaction Documents (other than those amended by this Agreement) shall continue in full force and effect and are hereby ratified and confirmed by the Parties hereto.
1.2The Collection Account Pledge Agreements shall remain in full force and effect and are hereby ratified and confirmed by the Parties hereto. The Parties also confirm, for the avoidance of doubt, that:
(a)this Agreement shall not operate as a novation of the security created under the Collection Account Pledge Agreements; and
(b)the terms "Master Definitions Agreement" and "Servicing Agreement" as referred to in the Collection Account Pledge Agreements shall be construed as a reference to these agreements as amended and/or restated from time to time.
1.3For the avoidance of doubt, the Performance Indemnity Provider confirms for the benefit of the Beneficiaries (as defined in the Performance Indemnity Agreement) that all obligations owned by it under the Performance Indemnity Agreement shall remain in full force and effect notwithstanding the amendments set out in this Agreement.
6.FURTHER ASSURANCE
Each of Main SPV and each Greif Transaction Party which is a party to this Agreement shall, at the request of the Facility Agent and at their own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.
7.GOVERNING LAW AND JURISDICTION
This Agreement and any non-contractual obligations shall be governed by, and shall be construed in accordance with, the laws of The Netherlands. The parties agree that the competent court in Amsterdam, The Netherlands, shall have the exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement including any non-contractual obligations arising out of or in relation to this Agreement.

Schedule 1
THE ORIGINATORS

No.	Originator name	Location
1.	Greif Belgium BV	Belgium
2.	Greif Nederland B.V.	The Netherlands
3.	Greif Italy S.R.l. (formerly named Greif Plastics Italy S.R.L. (which was formerly named Fustiplast S.P.A.)) and merged with Greif Italia S.P.A.)	Italy
4.	Greif France S.A.S. (formerly Greif France Holdings S.A.S. as acquiring company which merged with Greif France S.A.S.(as original French Seller and disappearing company) and subsequently changed its name into Greif France S.A.S.)	France
5.	Greif Packaging Spain S.L.	Spain
6.	Greif Packaging Germany GmbH (formerly Greif Germany Holding GmbH and merged with Greif Germany GmbH)	Germany
7.	Greif Packaging Plastics Germany GmbH (formerly Pack2Pack Deutschland GmbH and merged with Greif Plastics Germany GmbH (formerly named EarthMinded Germany GmbH (which was formerly named pack2pack Mendig GmbH) and merged with Greif Plastics Germany GmbH (which was formerly named Fustiplast GmbH)))	Germany
8.	Greif Portugal LDA	Portugal

SIGNATORIES
COÖPERATIEVE RABOBANK U.A.; TRADING AS RABOBANK LONDON
As Liquidity Facility Provider

/s/ CARLO BOVA CQUISIL	/s/ JULIAN SOEHNCHEN
By: Carlo Bova Cquisil	By: Julian Soehnchen
Title: Authorised Signature	Title: Authorised Signature

COÖPERATIEVE RABOBANK U.A.
As Facility Agent, Main SPV Account Bank, Funding Administrator, Main SPV Administrator and the Italian Intermediary

/s/ EUGENE VAN ESVELD	/s/ DANILO GUAITOLI
By: Eugene van Esveld	By: Danilo Guaitoli
Title: Managing Director	Title: Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.
As Lender

/s/ SYTSE VAN ULSEN	/s/ KRISTINA ADAMOVICH
By: Sytse van Ulsen	By: Kristina Adamovich
Title: Proxyholder	Title: Proxyholder

COOPERAGE RECEIVABLES FINANCE B.V.
As Main SPV

/s/ R. ABROMAITYTE	/s/ V. URBAITIS
By: R. Abromaityte	By: V. Urbaitis
Title: Attorney-in-fact A	Title: Attorney in Fact B

STICHTING COOPERAGE RECEIVABLES FINANCE HOLDING
As Shareholder

/s/ R. ABROMAITYTE	/s/ V. URBAITIS
By: R. Abromaityte	By: V. Urbaitis
Title: Attorney-in-fact A	Title: Attorney in Fact B

GREIF SERVICES BELGIUM BV
for itself as Master Servicer, Subordinated Lender and Belgian Intermediary

/s/ DAVID LLOYD
By: David Lloyd
Title: Director

GREIF SERVICES BELGIUM BV
As Originators' Agent and on behalf of each Originator

/s/ DAVID LLOYD
By: David Lloyd
Title: Director

GREIF, INC.
As Performance Indemnity Provider

/s/ DAVID LLOYD
By: David Lloyd
Title: VP, Controller and Treasurer

TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V.
As Main SPV’s Director and Shareholder’s Director

/s/ R. ABROMAITYTE	/s/ V. URBAITIS
By: R. Abromaityte	By: V. Urbaitis
Title: Attorney-in-fact A	Title: Attorney in Fact B

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